SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrants   [X]
Filed by a Party other than the Registrants   [  ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Sector Funds (Invesco Sector Funds)

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

____________________________________________________________
2) Form, Schedule or Registration Statement No.:

____________________________________________________________
3) Filing Party:

____________________________________________________________
4) Date Filed:

____________________________________________________________

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Sector Funds (Invesco Sector Funds)
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To Be Held January 22, 2021

Notice is hereby given to the shareholders of Invesco American Franchise Fund, Invesco Capital Appreciation Fund, Invesco Summit Fund and Invesco Technology Fund (each, a “Fund,” and together, the “Funds”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds) and AIM Sector Funds (Invesco Sector Funds) (each, a “Trust,” and together, the “Trusts”), respectively, that a Special Joint Meeting of Shareholders of the Funds (the “Meeting”) will be held over the internet in a virtual meeting format, on January 22, 2021, at 2:00 p.m. Central Time.
The Boards of Trustees of the Funds have each carefully considered the proposal below and each unanimously recommend that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.
The Meeting is to be held for the following purpose:

1.  To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.
Shareholders of record of each Fund on October 26, 2020 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders may only vote at the Meeting for the Fund to which their shares relate.
THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees of,
AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Sector Funds (Invesco Sector Funds)

/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary
November 16, 2020
IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING VIRTUALLY OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.
In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.
Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
SPECIAL JOINT MEETING OF SHAREHOLDERS
To Be Held January 22, 2021
INTRODUCTION
This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Invesco American Franchise Fund, Invesco Capital Appreciation Fund, Invesco Summit Fund and Invesco Technology Fund (each, a “Fund,” and together, the “Funds”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds) and AIM Sector Funds (Invesco Sector Funds) (each, a “Trust,” and together, the “Trusts”), respectively. The proxies are to be voted at a Special Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held over the internet in a virtual meeting format, on January 22, 2021, at 2:00 p.m. Central Time. The approximate mailing date of this Joint Proxy Statement and accompanying proxy card(s) is on or about November 16, 2020.
The Boards have fixed October 26, 2020 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund, as of the close of business on the Record Date, are entitled to vote their respective shares at the Meeting. A list of the Funds, along with the number of shares outstanding for each class of each Fund on the Record Date can be found in Annex A. Each share of a Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).
If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.
Important Notice Regarding the Availability of Proxy Materials for the Meeting
This Joint Proxy Statement and a copy of the proxy card(s) (together, the “Proxy Materials”) are available at https://www.proxy-direct.com/inv-31721 . The Proxy Materials will be available on the internet through the day of the Meeting.
We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Only one copy of this Joint Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was mailed. Any shareholder who wishes to receive a separate Joint Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact their Fund by calling 1-800-959-4246 or by writing to their Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

The Proposal
The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. Each Board has unanimously approved the Proposal and recommends that shareholders of each Fund vote in favor of the Proposal.

Proposal
1.	To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

Voting at the Meeting
Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Meeting online by visiting http://www.meetingcenter.io/207184561 . To participate in the Meeting, shareholders will need to follow the instructions included herein. The password for the Meeting is INV2020 . The Meeting will begin promptly at 2:00 p.m. Central Time. The Funds encourage you to access the Meeting prior to the start time leaving ample time for the check in.  If you experience technical difficulties prior to or during the Meeting, you may call 1-866-774-4940 for technical assistance. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.  If you plan to attend the Meeting virtually, please notify us at 1-800-952-3502.
Please follow the instructions on your proxy card. Your individual control number, which is required to enter the Meeting, is included on your proxy card(s) accompanying this Joint Proxy Statement.
If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the Meeting virtually online via live webcast using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (“legal proxy”) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund(s), on the record date, and authorizing you to vote along with your name and email address to Computershare, Inc. (“Computershare”) in accordance with the directions below. The letter must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than January 15 , 2021 at 5:00 p.m. Eastern Time. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare as follows:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to shareholdermeetings@computershare.com.
By mail:
Computershare, Inc.
Shareholder Meeting/Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
You may contact the Funds at 1-866-774-4940 to obtain information about attending the Meeting virtually.
The Funds do not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.
THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL.
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS ABOUT THE PROPOSAL
What will these changes do if approved?
Shareholders of the Funds are being asked to approve changing each Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”).  The changes will give each of the Funds the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund.  However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” is approved, the Funds’ risk profiles may increase (for additional information, see “PROPOSAL” below) .

Why are shareholders being asked to approve these changes?
As explained more fully below, each Fund is sub-classified as a diversified fund and has declared a fundamental policy of being diversified, which may not be changed or eliminated without shareholder approval. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. However, for the past several years, each Fund has had a high concentration of investments that are greater than 5% of the Fund’s assets in any one issuer, which, at times, has resulted in the Fund having had to trim positions or limit new investments. The Boards recommend that the Funds be reclassified as “non-diversified” funds. As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The Funds’ portfolio managers believe that the proposed change will allow the Funds to better implement their investment strategies and remain compliant with the limits of the 1940 Act.
VOTING PROCEDURES
How do I vote by proxy?
Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Boards , and in accordance with the judgment of your proxy on other matters.
Proxies marked “ ABSTAIN ” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.
What is the deadline to submit my proxy by mail, telephone or the internet?
If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the respective Fund before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card(s) or record your voting instructions by telephone or via the internet today.
How do I vote by telephone or the internet?
You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Joint Proxy Statement.
May I revoke my vote?
If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.

•	You may deliver a written notice to your Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.

•	You may call the telephone number or visit the website that appears on your proxy card.

•	You may provide written notice of the death or incapacity of the maker of the proxy to your Trust.
•	You may vote at the Meeting online via live webcast by following the instructions herein and on your proxy card .

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING
Will any other matters be voted on at the Meeting?

Management is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Joint Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting virtually or by proxy. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.
What is a “broker non-vote”?
A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because the Proposal may be considered non-routine, your broker likely will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered “broker non-votes.” “Broker non-votes” are considered present for purposes of establishing a quorum.
Could there be an adjournment of the Meeting?
If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.
A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?
Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of a Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of a Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities. An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund, as applicable.
How will proxies be solicited and who will pay?
The Trusts have retained Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation is currently estimated to be in the aggregate approximately $ 2,440,299 . The Trusts expect to solicit proxies principally by mail, but the Trusts or Computershare may also solicit proxies by telephone, facsimile, internet or personal interview. The Trusts’ officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds, except that, with respect to Invesco Capital Appreciation Fund and Invesco Technology Fund only, Invesco Advisers, Inc. (the “Adviser”) may bear indirectly some or all of the proxy solicitation costs as a result of an expense limitation arrangement in place between the Adviser and the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent to the Funds and by dealers or their representatives.
How may a shareholder proposal be submitted?
As a general matter, the Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the respective Fund at Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Funds begin to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Funds’ Bylaws, which are available upon request.

FUND SERVICE PROVIDERS
Investment Adviser of the Funds
The investment adviser for each Fund is Invesco Advisers, Inc. The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers of the Funds
The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund s . The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd., and, only with respect to Invesco Capital Appreciation Fund, Invesco Capital Management, LLC , Invesco Asset Management (India) Pvt. Ltd. and OppenheimerFunds, Inc. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Ltd.
Perpetual Park Drive
Henley-on-Thames
Oxfordshire RG9 1HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi
Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited
41/F Champion Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas 26F
New York, NY 10036

Invesco Canada Ltd.
5140 Yonge Street Suite 800
Toronto, Ontario Canada M2N 6X7

Invesco Capital Management, LLC
3500 Lacey Road Suite 700
Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited
2101-A, A Wing, 21st Floor, Marathon Futurex,
N. M. Joshi Marg, Lower Parel,
Mumbai, Maharashtra, India, 400 013

OppenheimerFunds, Inc.
225 Liberty Street
New York, NY 10281

Other Service Providers of the Funds
Administrative Services
Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund, which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.
Principal Underwriter
The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Custodian and Transfer Agent
The custodian for each Fund is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Invesco Investment Services, Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd.
PROPOSAL
TO APPROVE CHANGING EACH FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND APPROVE THE ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION.
The Funds are currently sub-classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, the Funds are limited as to the amount they may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.
In addition, each Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:
The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions") . In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
If shareholders approve changing each Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment restriction will be eliminated.

If the Proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Funds’ current fundamental investment restrictions on diversification. Although each Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the Proposal, each Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” As such, each Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of each Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.
The asset classes in which the Funds invest have experienced fundamental changes that have made it difficult for the Funds to pursue their existing investment strategies while maintaining their 1940 Act diversification status. Over the course of the last ten years, the Funds’ asset classes have become increasingly dominated by certain large companies and the significant outperformance of some of these companies, which has resulted in a higher level of concentration of these companies in each Fund’s asset class. In other words, these companies now represent a large percentage of the investment universes in which the Funds invest.
Due to these structural changes to the Funds’ investment universes, the Funds are not able to take as large of positions in these companies as the respective portfolio management team believes to be beneficial for the Fund’s portfolio because the Funds are limited in doing so to maintain their diversified status. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the fund’s assets.) Thus, changing each Fund’s sub-classification to non-diversified would provide each Fund with the flexibility to pursue its investment strategy given that the Adviser believes the high level of concentration in each Fund’s asset class will remain for the foreseeable future.
However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” are approved, the Funds’ risk profiles may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of the Funds, the Funds would be subject to greater risk than they currently are subject to as diversified funds.
The Boards considered the recommendations of the Adviser to change the Funds’ sub-classifications under the 1940 Act to non-diversified companies and to eliminate the Funds’ related fundamental investment restrictions. The Boards considered all relevant factors, including the potential impact of the Proposal on the Funds and their risk profiles and the estimated costs associated with seeking shareholder approval of the proposed change for each Fund . Following its consideration of these matters, the Boards unanimously approved the proposed change in each Fund’s sub-classification to “non-diversified” and the elimination of each Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Funds’ Prospectuses and Statements of Additional Information.
If the Proposal is not approved by shareholders of the Funds, the Funds will continue to operate as diversified funds, as defined under the 1940 Act, and each Fund’s related fundamental investment restriction on diversification will remain in effect.
THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE FUNDS’ SUB-CLASSIFICATIONS FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND AND ELIMINATING THE RELATED FUNDAMENTAL INVESTMENT RESTRICTIONS

OTHER INFORMATION
Principal Shareholders of the Funds
The persons who, as of October 26, 2020, held of record 5% or more of any class of the Funds’ shares are set forth in Annex B. To the knowledge of the Funds, no other persons own, directly or beneficially, 5% or more of any class of the Funds’ shares.
General
Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for either Fund may necessitate adjournment and may subject such Fund to additional expense.
If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

November 16, 2020

ANNEX A

SHARES OUTSTANDING
The following table sets forth the number of shares of each class of each Fund outstanding and entitled to vote at the Special Joint Meeting of Shareholders to be held over the internet in a virtual meeting format on January 22, 2021, at 2:00 p.m. Central Time.
Invesco American Franchise Fund

Class	Shares Outstanding(1)
Class A	471,487,008.32
Class C	7,207,412.96
Class R	1,790,087.50
Class Y	16,721,669.45
Class R5	1,407,787.66
Class R6	2,357,236.16
(1)  As of October 26, 2020.

Invesco Capital Appreciation Fund

Class	Shares Outstanding(1)
Class A	62,778,927.51
Class C	4,831,252.50
Class R	2,239,330.17
Class Y	1,448,304.27
Class R5	507.06
Class R6	186,535.35
(1)  As of October 26, 2020.

Invesco Summit Fund

Class	Shares Outstanding(1)
Class A	11,362,150.40
Class C	1,069,799.16
Class P	99,967,807.40
Class S	167,234.58
Class Y	1,789,102.00
Class R5	37,232.21
Class R6	610,850.11
(1)  As of October 26, 2020.

Invesco Technology Fund

Class	Shares Outstanding(1)
Class A	11,824,922.98
Class C	1,053,649.74
Investor Class	9,336,273.00
Class Y	728,730.61
Class R5	5,322.39
Class R6	11,674.76
(1)  As of October 26, 2020.

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*
As of October 26, 2020, the following record owners of shares of each Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
Invesco American Franchise Fund
	Class A	BNY MELLON INV SERVICING INC FBO PRIMERICA FINANCIAL SVC 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	86,896,045.64	18.43%
	Class A	EDWARD D. JONES & CO. For Exclusive Benefit of Customers “FBOC” 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	28,404,368.89	6.02%
	Class A	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	25,627,190.16	5.43%
	Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	622,531.63	8.63%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	435,208.02	6.03%
	Class C	AMERICAN ENTERPRISE INV SVC FBO 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	434,233.92	6.02%
	Class C	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	416,483.44	5.77%
	Class R	TALCOTT RESOLUTION LIFE INS CO. SEPARATE ACCT 401K PO BOX 5051 HARTFORD, CT 06102-5051	123,124.42	6.87%
	Class R	MATRIX TRUST CO. CUST FBO FRESH MEADOW MECHANICAL CORPORATION 717 17TH ST STE 1300 DENVER, CO 80202-3304	112,342.14	6.27%
	Class Y	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	2,185,946.69	13.07%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class Y	MERRILL LYNCH PIERCE FENNER & SMITH FBOC ATTN: FUND ADMN 4800 DEER LAKE DR E 2ND FL JACKSONVILLE, FL 32246-6484	1,938,184.40	11.59%
	Class Y	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	1,753,614.29	10.48%
	Class Y	MORGAN STANLEY SMITH BARNEY LLC FBOC 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1932	1,454,042.48	8.69%
	Class Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,223,146.15	7.31%
	Class Y	UBS WM USA OMNI ACCT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	995,290.69	5.95%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1102	965,796.21	5.77%
	Class Y	WELLS FARGO CLEARING SVC LLC SPECIAL CUSTODY ACCT FBOC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	964,607.67	5.76%
	Class R5	WELLS FARGO BANK FBO TETRA TECH INC 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	948,998.70	67.41%
	Class R5	INVESCO GROUP SVC INC 1555 PEACHTREE ST NE 4TH FL GENERAL LEDGER ACCOUNTING ATLANTA, GA 30309-2460	268,107.00	19.04%
	Class R6	EDWARD D. JONES & CO. FBOC 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,158,397.38	49.14%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class R6	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	555,170.28	23.55%
	Class R6	MERRILL LYNCH PIERCE FENNER & SMITH FBOC ATTN: FUND ADMN 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE, FL 32246-6484	266,347.40	11.29%
	Class R6	DCGT TRUSTEE & OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN: NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	150,590.62	6.38%
Invesco Capital Appreciation Fund
	Class R5	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	336.59	66.37%
	Class R5	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA, GA 30309-2499	170.47	33.62%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class R6	EDWARD D JONES & CO. FBOC 12555 MANCHESTER RD ST. LOUIS, MO 63131-3710	37,054.94	19.86%
	Class R6	NATIONAL FINANCIAL SVC LLC FBOC 200 LIBERTY ST ONE WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FL NEW YORK, NY 10281-1003	32,935.85	17.65%
	Class R6	ASCENSUS TRUST CO FBO SCARAN OIL SVC CO. INC 40 PO BOX 10758 FARGO, ND 58106-0758	24,918.40	13.35%
	Class R6	ASCENSUS TRUST CO FBO INDIAN NATION WHOLESALE EE PO BOX 10758 FARGO, ND 58106-0758	12,470.89	6.68%
	Class R6	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	11,056.21	5.92%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class Y	NATIONAL FINANCIAL SVC LLC FBOC 200 LIBERTY ST ONE WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FL NEW YORK, NY 10281-1003	197,609.27	13.64%
	Class Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	196,880.37	13.59%
	Class Y	MLPF&S FBOC ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	157,212.30	10.85%
	Class Y	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	123,584.84	8.53%
	Class Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	114,116.04	7.87%
	Class Y	MORGAN STANLEY SMITH BARNEY LLC FBOC 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1932	88,174.69	6.08%
Invesco Summit Fund

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class A	BNY MELLON INV SERVICING INC FBO PRIMERICA FINANCIAL SVC 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	1,775,040.63	15.62%
	Class A	EDWARD D. JONES & CO. FBOC 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,625,878.39	14.30%
	Class A	CHARLES SCHWAB & CO. INC SPECIAL CUSTODY ACCT FBOC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	572,079.76	5.03%
	Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	126,298.80	11.80%
	Class C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	110,353.78	10.31%
	Class C	EDWARD D. JONES & CO. FBOC 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	97,558.22	9.11%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	64,732.96	6.05%
	Class C	WELLS FARGO CLEARING SVC LLC SPECIAL CUSTODY ACCT FBOC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	59,698.97	5.58%
	Class R5	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	36,238.82	97.33%
	Class R6	EDWARD D. JONES & CO. FBOC 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	590,545.17	96.67%
	Class S	ITC CUST ROTH IRA FBO ALBIRIO F MADRID AURORA, CO	8,851.34	5.29%
	Class Y	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	972,384.11	54.35%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class Y	CHARLES SCHWAB & CO. INC SPECIAL CUSTODY ACCT FBOC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	211,616.86	11.82%
	Class Y	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	121,349.87	6.78%
	Class Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	92,159.87	5.15%
Invesco Technology Fund
	Class A	BNY MELLON INV SERVICING INC FBO PRIMERICA FINANCIAL SVC 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	1,586,524.17	13.41%
	Class A	MORGAN STANLEY SMITH BARNEY LLC FBOC 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1932	1,528,291.27	12.92%
	Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	605,372.71	5.11%
	Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	150,754.09	14.30%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class C	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	68,473.68	6.49%
	Class C	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	64,215.20	6.09%
	Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	53,194.13	5.04%
	Class R5	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	3,768.55	70.80%
	Class R5	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC GREGGORY J DILAURI, DDS 717 17TH ST STE 1300 DENVER, CO 80202-3304	1,130.56	21.24%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class R5	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA, GA 30309-2499	320.668	6.02%
	Class R6	JOHN HANCOCK TRUST CO. LLC 690 CANTON ST STE 100 WESTWOOD, MA 02090-2324	10,759.83	92.16%
	Class Y	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	106,213.26	14.57%
	Class Y	AMERICAN ENTERPRISE INV SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	82,596.08	11.33%
	Class Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	75,550.15	10.36%
	Class Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	61,400.39	8.42%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Class Y	MORGAN STANLEY SMITH BARNEY LLC FBOC 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1932	60,827.76	8.34%
	Class Y	UBS WM USA OMNI ACCT M/F ATTN: DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	46,671.89	6.40%
	Class Y	WELLS FARGO CLEARING SVC LLC SPECIAL CUSTODY ACCT FBOC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	39,531.47	5.42%
	Class Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1102	38,615.26	5.29%
	Investor Class	CHARLES SCHWAB & CO. INC SPECIAL CUSTODY ACCT FBOC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	1,272,435.68	13.62%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding
	Investor Class	NATIONAL FINANCIAL SVC LLC FBOC MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	567,490.14	6.07%
*  As of October 26, 2020, to the knowledge of each Fund’s management, David C. Arch, a trustee of the Funds, beneficially owned 1.00%, 7,288.83 shares, of the outstanding shares of Class Y shares of the Invesco Technology Fund. The address of Mr. Arch is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. In addition, to the knowledge of each Fund’s management, the trustees and officers of the Funds owned , as a group, less than 1% of the outstanding shares of all other classes of the Invesco Technology Fund and less than 1% of all outstanding shares of all classes of the other Funds.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VOTE BY PHONE WITH A PROXY REPRESENTATIVE
Call 1-866-774-4940
Inbound agents are available Mon-Fri 9am-11pm, and Sat 12-6pm EST.

VOTE AT THE VIRTUAL MEETING
at the following website
http://www.meetingcenter.io/207184561
on January 22, 2021 at 2:00 p.m. Central Time. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for the Meeting is **INV2020.**

Please detach at perforation before mailing.

Invesco

INVESCO FUNDS (the "Funds")
PROXY SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES (the "Boards")
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2021

The undersigned, revoking prior proxies, hereby appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Elizabeth Nelson, Taylor V. Edwards and Emily Ast, each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the Funds to be held via virtual meeting on January 22, 2021 at 2:00 p.m. Central Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, http://www.meetingcenter.io/207184561 on January 22, 2021, prior to 2:00 p.m., Central Time, and enter the 14-digit control number from the shaded box. The Password for the Meeting is **INV2020**. Please refer to the Joint Proxy Statement for a discussion of these matters, including instructions related to Meeting attendance.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE JOINT PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_31721_102920

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on January 22, 2021
The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-31721

FUNDS
Invesco American Franchise Fund
Invesco Technology Fund

FUNDS
Invesco Capital Appreciation Fund

FUNDS
Invesco Summit Fund

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Boards. The Boards unanimously recommend voting "FOR" the Proposal.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A Proposal

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco American Franchise Fund	☐	☐	☐	02 Invesco Capital Appreciation Fund	☐	☐	☐
03 Invesco Summit Fund	☐	☐	☐	04 Invesco Technology Fund	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX INV1 31721 M XXXXXXXX